INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2018
Income Taxes
Summary of expected tax expense

The Company’s tax expense differs from the “expected” tax expense for Federal income tax purposes (computed by applying the United States Federal tax rate of 21% and State tax rate of 3.6% to income before taxes), as follows:

For the Year Ended December 31,	2018		2017
Tax expense (benefit) at the statutory rate		$(166,000)		$(214,000)
State income taxes, net of federal income tax benefit		(28,000)		(23,000)
Change in valuation allowance		194,000		237,000
Total	$	---	$	---

Summary of deferred tax asset

The Company’s net deferred tax asset as of December 31, 2018 and December 31, 2017 is as follows:

	December 31, 2018		December 31, 2017
Deferred tax assets		$930,000		$1,125,000
Valuation allowance		(930,000)		(1,125,000)
Net deferred tax asset	$	---	$	---